UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 22, 2026

PCB BANCORP
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38621 (Commission File Number)	20-8856755 (I.R.S. Employer Identification No.)

3701 Wilshire Boulevard, Suite 900 Los Angeles, California (Address of principal offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 210-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCB	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On July 23, 2026, PCB Bancorp (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (“Initial Form 8-K”), which included an investor presentation that was furnished as Exhibit 99.2 to the Initial Form 8-K (the “Investor Presentation”).
The Company is filing this Amendment No. 1 to Form 8-K solely to correct certain inadvertent errors in the Time Deposit Maturity Table in the Investor Presentation.
All other information contained in, filed with or furnished with the Initial Form 8-K remains unchanged, including, among other items, the Corporation’s earnings release dated July 23, 2026 that was furnished as Exhibit 99.1 and its press release dated July 23, 2026 announcing the declaration of a dividend, which was filed as Exhibit 99.3.
Item 7.01 Regulation FD Disclosure.
Attached as Exhibit 99.2, and incorporated herein by reference, is a copy of an investor presentation that may be utilized by management at future discussions with investors. The information in this report set forth under this Item 7.01 and in Exhibit 99.2 shall not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release of PCB Bancorp, issued July 23, 2026, concerning the results of operations and financial condition for the second quarter of 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Form 8-K filed on July 23, 2026)
99.2    Investor presentation of PCB Bancorp concerning the unaudited results for the second quarter of 2026
99.3     Press release of PCB Bancorp, issued July 23, 2026, announcing the declaration of a quarterly cash dividend (incorporated by reference to Exhibit 99.3 to the Company’s Form 8-K filed on July 23, 2025)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCB Bancorp

Date:	July 24, 2026	/s/ Timothy Chang
Timothy Chang
Senior Executive Vice President and Chief Financial Officer

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